Page 13 of 13 Pages

                                    EXHIBIT D

                             JOINT FILING AGREEMENT

                  The undersigned hereby agree that the statement on Schedule 13D with respect to the Common Stock of R&B Falcon Corporation dated as of January 11, 1999 is, and any amendments thereto signed by each of the undersigned shall be, filed on behalf of each of us pursuant to and in accordance with the provisions of Rule 13d-1(f) under the Securities Exchange Act of 1934.

Date: January 11, 1999             S-C RIG INVESTMENTS, L.P.

                                            By: S-C RIG CO., its General Partner


                                            By: /S/ PETER HURWITZ
                                                ------------------------------
                                                Peter Hurwitz
                                                Vice President

                                   S-C RIG CO.


                                             By: /S/ PETER HURWITZ
                                                 -------------------------------
                                                 Peter Hurwitz
                                                 Vice President


                                   CHATTERJEE FUND MANAGEMENT, L.P.


                                             By: Purnendu Chatterjee,
                                                 General Partner


                                             By: /S/ PETER HURWITZ
                                                 -------------------------------
                                                 Peter Hurwitz
                                                 Attorney-in-fact

                                   PURNENDU CHATTERJEE


                                             By: /S/ PETER HURWITZ
                                                 -------------------------------
                                                 Peter Hurwitz
                                                 Attorney-in-fact

                                   GEORGE SOROS


                                             By: /S/ MICHAEL C. NEUS
                                                 -------------------------------
                                                 Michael C. Neus
                                                 Attorney-in-fact